EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of nFinanSe Inc. (the “Company”) on Form 10-Q for the period ended October 3, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Raymond P. Springer, in my capacity as Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Raymond P. Springer
Date: November 13, 2009	Raymond P. Springer Secretary and Chief Financial Officer